UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-21852
Columbia Funds Series Trust II
(Exact name of registrant as specified in charter)

290 Congress Street
Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

Ryan C. Larrenaga, Esq.
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

(Name and address of agent for service)
Registrant's telephone number, including area code:
(800) 345-6611
Date of fiscal year end:
July 31
Date of reporting period:
July 31, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100

F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders

Columbia Global Opportunities Fund
Class A / IMRFX
Annual Shareholder Report | July 31, 2024
This annual shareholder report contains important information about Columbia Global Opportunities Fund (the Fund) for the period of August 1, 2023 to July 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class A	$ 124	1.19%
Management's Discussion of Fund Performance
The performance of Class A shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Adaptive market state classification
| The largest contributor to relative performance came from the Fund’s asset allocation decisions. Specifically, being overweight equities and underweight fixed income benefitted relative performance.
Allocation
| Within equities, the Fund’s overweight to U.S. large-cap equities was the primary driver of performance. Also contributing was style selection within international developed equities as exposures to Japan, Spain and Australia all positively contributed to relative performance. The Fund’s relative returns were also aided by the manager's use of leverage in the portfolio, as having more exposure to the markets benefitted performance.
Top Performance Detractors
Allocation
| The largest detractor during the period was style positioning within fixed income. Specifically, duration positioning within the Fund detracted from relative performance as intermediate-to-longer duration exposures pressured returns.
Security selection
| Underlying Fund performance within equities was also weak, particularly within emerging market equities.
Currency
| Currency positioning within the Fund also detracted during the period.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Class A shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Class A (excluding sales charges)	9.10	3.27	3.81
Class A (including sales charges)	2.83	2.06	3.20
Blended Benchmark - 50% MSCI ACWI All Cap Index (Net), 50% Bloomberg Global Aggregate Index	9.55	4.73	4.37
MSCI ACWI All Cap Index (Net)	16.31	10.71	8.53
Bloomberg Global Aggregate Index	3.00	(1.43)	(0.06)
Past performance does not guarantee future performance
. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/mutual-funds
for more recent performance information.
Key Fund Statistics
Fund net assets	$ 331,613,156
Total number of portfolio holdings	411
Management services fees (represents 0.71% of Fund average net assets)	$ 2,398,526
Portfolio turnover for the reporting period	122%
Portfolio turnover for the reporting period excluding to be announced (TBA) securities	49%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At July 31, 2024 the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Derivative Exposure
Long
Credit Risk	7.7%
Equity Risk	9.9%
Foreign Exchange Risk	25.2%
Interest Rate Risk	24.2%
Short
Equity Risk	14.7%
Foreign Exchange Risk	10.9%
Equity Sector Allocation
Geographic Allocation
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Distributors, Inc.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Columbia Global Opportunities Fund
Advisor Class / CSDRX
Annual Shareholder Report | July 31, 2024
This annual shareholder report contains important information about Columbia Global Opportunities Fund (the Fund) for the period of August 1, 2023 to July 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Advisor Class	$ 98	0.94%
Management's Discussion of Fund Performance
The performance of Advisor Class shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Adaptive market state classification
| The largest contributor to relative performance came from the Fund’s asset allocation decisions. Specifically, being overweight equities and underweight fixed income benefitted relative performance.
Allocation
| Within equities, the Fund’s overweight to U.S. large-cap equities was the primary driver of performance. Also contributing was style selection within international developed equities as exposures to Japan, Spain and Australia all positively contributed to relative performance. The Fund’s relative returns were also aided by the manager's use of leverage in the portfolio, as having more exposure to the markets benefitted performance.
Top Performance Detractors
Allocation
| The largest detractor during the period was style positioning within fixed income. Specifically, duration positioning within the Fund detracted from relative performance as intermediate-to-longer duration exposures pressured returns.
Security selection
| Underlying Fund performance within equities was also weak, particularly within emerging market equities.
Currency
| Currency positioning within the Fund also detracted during the period.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Advisor Class shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Advisor Class	9.37	3.53	4.05
Blended Benchmark - 50% MSCI ACWI All Cap Index (Net), 50% Bloomberg Global Aggregate Index	9.55	4.73	4.37
MSCI ACWI All Cap Index (Net)	16.31	10.71	8.53
Bloomberg Global Aggregate Index	3.00	(1.43)	(0.06)
Past performance does not guarantee future performance
. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/mutual-funds
for more recent performance information.
Key Fund Statistics
Fund net assets	$ 331,613,156
Total number of portfolio holdings	411
Management services fees (represents 0.71% of Fund average net assets)	$ 2,398,526
Portfolio turnover for the reporting period	122%
Portfolio turnover for the reporting period excluding to be announced (TBA) securities	49%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At July 31, 2024 the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Derivative Exposure
Long
Credit Risk	7.7%
Equity Risk	9.9%
Foreign Exchange Risk	25.2%
Interest Rate Risk	24.2%
Short
Equity Risk	14.7%
Foreign Exchange Risk	10.9%
Equity Sector Allocation
Geographic Allocation
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Distributors, Inc.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Columbia Global Opportunities Fund
Institutional Class / CSAZX
Annual Shareholder Report | July 31, 2024
This annual shareholder report contains important information about Columbia Global Opportunities Fund (the Fund) for the period of August 1, 2023 to July 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Institutional Class	$ 98	0.94%
Management's Discussion of Fund Performance
The performance of Institutional Class shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Adaptive market state classification
| The largest contributor to relative performance came from the Fund’s asset allocation decisions. Specifically, being overweight equities and underweight fixed income benefitted relative performance.
Allocation
| Within equities, the Fund’s overweight to U.S. large-cap equities was the primary driver of performance. Also contributing was style selection within international developed equities as exposures to Japan, Spain and Australia all positively contributed to relative performance. The Fund’s relative returns were also aided by the manager's use of leverage in the portfolio, as having more exposure to the markets benefitted performance.
Top Performance Detractors
Allocation
| The largest detractor during the period was style positioning within fixed income. Specifically, duration positioning within the Fund detracted from relative performance as intermediate-to-longer duration exposures pressured returns.
Security selection
| Underlying Fund performance within equities was also weak, particularly within emerging market equities.
Currency
| Currency positioning within the Fund also detracted during the period.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Institutional Class	9.40	3.52	4.06
Blended Benchmark - 50% MSCI ACWI All Cap Index (Net), 50% Bloomberg Global Aggregate Index	9.55	4.73	4.37
MSCI ACWI All Cap Index (Net)	16.31	10.71	8.53
Bloomberg Global Aggregate Index	3.00	(1.43)	(0.06)
Past performance does not guarantee future performance
. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/mutual-funds
for more recent performance information.
Key Fund Statistics
Fund net assets	$ 331,613,156
Total number of portfolio holdings	411
Management services fees (represents 0.71% of Fund average net assets)	$ 2,398,526
Portfolio turnover for the reporting period	122%
Portfolio turnover for the reporting period excluding to be announced (TBA) securities	49%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At July 31, 2024 the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Derivative Exposure
Long
Credit Risk	7.7%
Equity Risk	9.9%
Foreign Exchange Risk	25.2%
Interest Rate Risk	24.2%
Short
Equity Risk	14.7%
Foreign Exchange Risk	10.9%
Equity Sector Allocation
Geographic Allocation
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Distributors, Inc.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR. A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that J. Kevin Connaughton, Brian J. Gallagher, Douglas A. Hacker, David M. Moffett and Sandra L. Yeager qualify as “audit committee financial experts,” as such term is defined in Form N-CSR. Mr. Connaughton, Mr. Gallagher, Mr. Hacker, Mr. Moffett and Ms. Yeager, are also each “independent” members of the Audit Committee pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

	Amount billed to the registrant ($)		Amount billed to the registrant's investment advisor ($)
	July 31, 2024	July 31, 2023	July 31, 2024	July 31, 2023
Audit fees (a)	52,505	50,490	0	0
Audit-related fees (b)	0	0	0	0
Tax fees (c)	14,680	14,635	0	0
All other fees (d)	0	0	0	0
Non-audit fees (g)	0	0	581,000	577,000

(a)    Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c)    Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice, tax planning and foreign tax filings, if applicable.

(d)    All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above and typically include SOC-1 reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)    Not applicable.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)    The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable.

(j)    Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Columbia Global Opportunities Fund
Annual Financial Statements and Additional Information
July 31, 2024

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Columbia Global Opportunities Fund | 2024

Portfolio of Investments
July 31, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 65.4%
Issuer	Shares	Value ($)
Australia 0.6%
Northern Star Resources Ltd.	102,119	947,780
Paladin Energy Ltd.(a)	36,677	275,139
Santos Ltd.	155,922	812,807
Total		2,035,726
Austria 0.1%
Kontron AG	11,453	242,657
Belgium 0.2%
Liberty Global Ltd., Class C(a)	34,499	693,775
Brazil 0.9%
Banco BTG Pactual SA	31,860	183,066
Banco do Brasil SA	34,140	160,072
Equatorial Energia SA	12,605	72,606
Itaú Unibanco Holding SA, ADR	54,652	329,005
JBS S/A(a)	45,702	272,459
MercadoLibre, Inc.(a)	434	724,303
NU Holdings Ltd., Class A(a)	27,984	339,446
Petroleo Brasileiro SA, ADR	12,472	177,975
PRIO SA	32,905	279,418
Raia Drogasil SA	18,441	90,540
TOTVS SA	26,340	129,601
WEG SA	35,738	319,397
Total		3,077,888
Canada 0.8%
Cameco Corp.(b)	13,226	601,651
Celestica, Inc.(a)	7,714	404,522
Energy Fuels, Inc.(a)	36,471	207,520
Nutrien Ltd.	4,758	243,610
Pan American Silver Corp.(b)	14,481	332,773
Vermilion Energy, Inc.	18,427	197,906
Whitecap Resources, Inc.	102,764	791,952
Total		2,779,934
Common Stocks (continued)
Issuer	Shares	Value ($)
China 2.0%
BYD Co., Ltd., Class H	21,500	636,503
China Resources Land Ltd.	49,500	147,960
Eastroc Beverage Group Co., Ltd., Class A	15,300	493,943
Foxconn Industrial Internet Co., Ltd., Class A(a)	86,500	290,594
Full Truck Alliance Co., Ltd., ADR	20,505	155,838
Fuyao Glass Industry Group Co., Ltd., Class A	33,700	209,883
Kanzhun Ltd., ADR	5,535	75,165
Kuaishou Technology(a)	36,300	203,305
Meituan, Class B(a)	29,500	408,477
NetEase, Inc.	8,505	156,863
PDD Holdings, Inc., ADR(a)	4,802	618,930
PetroChina Co., Ltd., Class H	360,000	312,615
Shenzhen Inovance Technology Co., Ltd., Class A	17,900	115,453
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	7,500	267,067
Sieyuan Electric Co., Ltd., Class A	11,900	109,342
Tencent Holdings Ltd.	35,300	1,628,970
Trip.com Group Ltd., ADR(a)	13,995	595,207
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	47,600	121,606
Total		6,547,721
Denmark 0.3%
Novo Nordisk A/S	8,681	1,150,171
Finland 0.3%
UPM-Kymmene OYJ	26,589	879,459
France 1.6%
AXA SA	20,041	703,636
Cie de Saint-Gobain SA	7,913	678,823
Cie Generale des Etablissements Michelin SCA	12,031	476,294
Eiffage SA	7,573	753,678
Sanofi SA	11,423	1,177,626
Societe Generale SA	20,768	538,659
Sodexo SA	3,540	335,264
TotalEnergies SE	7,848	529,476
Total		5,193,456
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund  | 2024

Portfolio of Investments (continued)
July 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Germany 0.5%
Duerr AG	8,278	182,071
E.ON SE	33,992	476,674
Fresenius Medical Care AG	8,690	335,329
KION Group AG	9,594	379,441
TeamViewer SE(a)	19,062	257,088
Total		1,630,603
Greece 0.6%
Eurobank Ergasias Services and Holdings SA	283,795	650,251
JUMBO SA	20,072	537,860
Metlen Energy & Metals SA	6,851	270,748
National Bank of Greece SA	69,870	613,252
Total		2,072,111
Hong Kong 0.2%
AIA Group Ltd.	21,800	145,817
Techtronic Industries Co., Ltd.	12,500	160,084
WH Group Ltd.	337,046	219,095
Total		524,996
India 2.1%
360 ONE WAM Ltd.	24,881	337,274
APL Apollo Tubes Ltd.	24,848	441,754
Astral Ltd.	7,788	203,882
AU Small Finance Bank Ltd.	21,876	169,096
Bajaj Finance Ltd.	5,394	439,540
Bharti Airtel Ltd.	28,644	511,694
Cholamandalam Investment and Finance Co., Ltd.	23,064	390,786
HDFC Bank Ltd., ADR	2,549	152,965
ICICI Bank Ltd., ADR	28,104	818,107
IndusInd Bank Ltd.	26,529	453,442
Larsen & Toubro Ltd.	17,489	798,677
MakeMyTrip, Ltd.(a)	2,411	225,646
Max Healthcare Institute Ltd.	33,705	372,206
Phoenix Mills Ltd. (The)	9,340	401,947
Polycab India Ltd.	4,562	374,803
REC Ltd.	38,115	294,427
Reliance Industries Ltd.	6,655	239,929
Varun Beverages Ltd.	17,099	322,602
Total		6,948,777
Common Stocks (continued)
Issuer	Shares	Value ($)
Indonesia 0.5%
PT Bank Central Asia Tbk	1,103,900	697,575
PT Bank Rakyat Indonesia Persero Tbk	3,647,542	1,049,544
Total		1,747,119
Ireland 0.4%
Bank of Ireland Group PLC	47,972	543,280
Flutter Entertainment PLC(a)	4,237	838,103
Total		1,381,383
Israel 0.5%
Bank Hapoalim BM	46,860	430,003
Check Point Software Technologies Ltd.(a)	5,811	1,066,028
Total		1,496,031
Italy 0.1%
Buzzi Unicem SpA	9,928	389,218
Japan 3.7%
Amano Corp.	13,200	334,647
BayCurrent Consulting, Inc.	11,600	357,101
Hitachi Ltd.	18,300	395,402
ITOCHU Corp.	20,200	1,035,926
JustSystems Corp.	4,900	103,666
Kinden Corp.	15,200	320,691
Komatsu Ltd.	23,200	659,520
Macnica Holdings, Inc.	15,800	637,658
MatsukiyoCocokara & Co.	46,300	755,056
Mitsubishi UFJ Financial Group, Inc.	104,900	1,211,632
Otsuka Corp.	37,000	820,208
PAL GROUP Holdings Co., Ltd.	18,200	249,791
Sankyo Co., Ltd.	67,000	743,967
Sanwa Holdings Corp.	16,800	359,860
Shimamura Co., Ltd.	11,300	553,824
Ship Healthcare Holdings, Inc.	25,700	392,301
Sumitomo Corp.	11,300	280,777
Suntory Beverage & Food Ltd.	9,900	355,570
Suzuken Co., Ltd.	8,400	306,128
Takeda Pharmaceutical Co., Ltd.	8,451	237,256
Takuma Co., Ltd.	14,400	167,184
TBS Holdings, Inc.	15,900	449,051
TOPPAN Holdings, Inc.	34,400	973,044
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Global Opportunities Fund  | 2024

Portfolio of Investments (continued)
July 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
USS Co., Ltd.	61,400	553,798
Total		12,254,058
Jersey 0.0%
Arcadium Lithium PLC(a)	47,501	151,053
Kazakhstan 0.1%
Kaspi.KZ JSC, ADR	1,404	182,702
Mexico 0.2%
Arca Continental SAB de CV	23,182	228,411
Banco del Bajio SA	23,013	69,097
Grupo Aeroportuario del Pacifico SAB de CV	8,411	134,704
Grupo Financiero Banorte SAB de CV, Class O	26,060	195,698
Qualitas Controladora SAB de CV	12,191	112,534
Total		740,444
Netherlands 1.8%
Adyen NV(a)	284	347,400
ASR Nederland NV	20,453	1,027,605
Heineken NV	5,725	508,041
ING Groep NV	52,644	955,539
Koninklijke Ahold Delhaize NV	27,500	885,918
Prosus NV	24,730	862,664
Shell PLC	37,025	1,350,075
Total		5,937,242
Norway 0.1%
SalMar ASA	7,073	406,944
Philippines 0.1%
BDO Unibank, Inc.	138,470	325,722
Poland 0.1%
Dino Polska SA(a)	2,798	248,479
Russian Federation —%
Detsky Mir PJSC(a),(c),(d),(e)	290,936	—
Lukoil PJSC(c),(d),(e),(f)	2,750	—
Total		0
Singapore 0.4%
DBS Group Holdings Ltd.	32,560	892,256
Venture Corp., Ltd.	50,700	573,943
Total		1,466,199
Common Stocks (continued)
Issuer	Shares	Value ($)
South Africa 0.1%
Capitec Bank Holdings Ltd.	1,266	197,440
Impala Platinum Holdings Ltd.	17,796	91,422
Total		288,862
South Korea 1.5%
Coupang, Inc., Class A(a)	12,768	264,936
HD Hyundai Electric Co., Ltd.	1,295	293,048
Samsung Biologics Co., Ltd.(a)	324	222,293
Samsung Electro-Mechanics Co., Ltd.	1,143	133,620
Samsung Electronics Co., Ltd.	44,032	2,715,113
SK Hynix, Inc.	7,949	1,140,074
Youngone Corp.	10,316	293,203
Total		5,062,287
Sweden 0.1%
SKF AB, Class B	23,399	435,008
Switzerland 0.6%
Landis+Gyr Group AG(a)	5,744	520,298
Nestlé SA, Registered Shares	3,914	396,459
Novartis AG, Registered Shares	2,421	270,251
Roche Holding AG, Genusschein Shares	1,996	646,224
Total		1,833,232
Taiwan 2.1%
Accton Technology Corp.	14,753	231,257
Alchip Technologies Ltd.	1,000	81,449
ASMedia Technology, Inc.	2,000	103,308
ASPEED Technology, Inc.	4,000	503,999
Chroma ATE, Inc.	16,000	148,975
eMemory Technology, Inc.	4,000	284,141
MediaTek, Inc.	15,000	571,277
Parade Technologies Ltd.	25,000	567,378
Taiwan Semiconductor Manufacturing Co., Ltd.	139,530	4,070,273
Unimicron Technology Corp.	21,000	117,021
Wiwynn Corp.	5,000	316,920
Total		6,995,998
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund  | 2024

Portfolio of Investments (continued)
July 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
United Kingdom 1.5%
AstraZeneca PLC, ADR	21,274	1,683,837
DCC PLC	10,766	741,723
JD Sports Fashion PLC	462,700	782,817
Just Group PLC	153,851	238,768
TP Icap Group PLC	256,617	730,715
Vodafone Group PLC	645,503	604,030
WPP PLC	30,399	293,232
Total		5,075,122
United States 41.3%
ACADIA Pharmaceuticals, Inc.(a)	5,836	111,001
Adobe, Inc.(a)	3,582	1,976,010
Albemarle Corp.	4,581	429,102
Alphabet, Inc., Class C	34,107	5,905,627
Altimmune, Inc.(a)	23,819	151,489
Amazon.com, Inc.(a)	29,994	5,608,278
Ameren Corp.	23,985	1,901,291
Apple, Inc.	31,839	7,070,805
Applied Industrial Technologies, Inc.	1,930	421,107
Applied Materials, Inc.	7,488	1,588,954
Arcus Biosciences, Inc.(a)	4,735	77,701
Aris Water Solutions, Inc.	14,088	249,498
Ascent Resources, Class B(a),(c),(d),(e)	1,952	43,725
ATI, Inc.(a)	4,699	318,169
Atlantic Union Bankshares Corp.	3,949	163,054
Avista Corp.	18,818	737,289
Axalta Coating Systems Ltd.(a)	5,240	186,806
Bank of America Corp.	72,255	2,912,599
Beacon Roofing Supply, Inc.(a)	2,762	283,934
BILL Holdings, Inc.(a)	4,222	210,931
BioMarin Pharmaceutical, Inc.(a)	7,461	629,186
Boston Scientific Corp.(a)	20,195	1,492,007
Brixmor Property Group, Inc.	18,632	474,557
Bumble, Inc., Class A(a)	26,984	252,031
Burford Capital Ltd.	40,970	578,087
BXP, Inc.	3,279	233,825
Carriage Services, Inc.	14,983	480,355
Casella Waste Systems, Inc., Class A(a)	1,649	170,770
Chubb Ltd.	7,274	2,005,151
Common Stocks (continued)
Issuer	Shares	Value ($)
Cintas Corp.	2,163	1,652,402
Cirrus Logic, Inc.(a)	2,706	353,079
Citigroup, Inc.	23,149	1,501,907
Cohu, Inc.(a)	3,199	102,336
Comcast Corp., Class A	44,505	1,836,721
Cullinan Therapeutics, Inc.(a)	2,986	57,779
Diversified Energy Co. PLC	15,133	250,008
Domo, Inc., Class B(a)	19,814	165,645
DTE Energy Co.	17,396	2,096,740
Eaton Corp. PLC	4,998	1,523,340
Eli Lilly & Co.	3,340	2,686,262
Empire State Realty Trust, Inc., Class A	34,969	376,616
Energy Recovery, Inc.(a)	25,480	371,498
EOG Resources, Inc.	13,924	1,765,563
Equinix, Inc.	2,060	1,627,894
Essent Group Ltd.	4,687	294,531
Exact Sciences Corp.(a)	7,910	361,329
Exxon Mobil Corp.	26,620	3,156,866
Figs, Inc., Class A(a)	59,307	385,495
Formfactor, Inc.(a)	1,610	86,232
Freeport-McMoRan, Inc.	1,509	68,524
FTI Consulting, Inc.(a)	889	193,775
Generac Holdings, Inc.(a)	2,620	407,882
General Dynamics Corp.	6,077	1,815,261
General Motors Co.	30,090	1,333,589
Glaukos Corp.(a)	3,253	381,154
Globant SA(a)	793	154,405
Globe Life, Inc.	3,183	295,191
Hanesbrands, Inc.(a)	42,084	249,979
Hanover Insurance Group, Inc. (The)	1,876	257,931
Hilton Worldwide Holdings, Inc.	7,236	1,553,352
Honeywell International, Inc.	7,361	1,507,165
Houlihan Lokey, Inc., Class A	4,051	608,663
ICF International, Inc.	2,399	352,893
Impinj, Inc.(a)	2,030	323,359
Insmed, Inc.(a)	15,923	1,158,398
Integer Holdings Corp.(a)	2,082	247,258
Intuitive Surgical, Inc.(a)	3,821	1,698,855
iRobot Corp.(a)	15,363	181,130
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Global Opportunities Fund  | 2024

Portfolio of Investments (continued)
July 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Jazz Pharmaceuticals PLC(a)	4,786	527,656
Kontoor Brands, Inc.	3,078	215,922
Lam Research Corp.	1,462	1,346,853
Lamb Weston Holdings, Inc.	3,734	224,115
Latham Group, Inc.(a)	41,958	152,727
MarketAxess Holdings, Inc.	949	212,130
MasterCard, Inc., Class A	6,214	2,881,494
Matthews International Corp., Class A	11,313	327,511
Merck & Co., Inc.	16,445	1,860,423
Meta Platforms, Inc., Class A	7,797	3,702,249
Microsoft Corp.	21,605	9,038,452
Moelis & Co., ADR, Class A	11,674	793,832
Mondelez International, Inc., Class A	24,679	1,686,810
Natera, Inc.(a)	6,229	637,787
nCino, Inc.(a)	7,129	233,546
Newpark Resources, Inc.(a)	78,173	645,709
Nkarta, Inc.(a)	7,735	49,736
nLight, Inc.(a)	7,674	92,625
NOV, Inc.	23,329	485,710
NVIDIA Corp.	66,804	7,817,404
OneSpan, Inc.(a)	9,285	137,418
Outset Medical, Inc.(a)	28,033	99,517
Palo Alto Networks, Inc.(a)	4,768	1,548,313
Parker-Hannifin Corp.	3,190	1,790,100
Peloton Interactive, Inc., Class A(a)	75,891	270,172
Primo Water Corp.	19,075	418,315
Procter & Gamble Co. (The)	15,441	2,482,295
Prologis, Inc.	10,178	1,282,937
Qorvo, Inc.(a)	2,209	264,638
QUALCOMM, Inc.	9,124	1,650,988
Quanex Building Products Corp.	16,816	561,654
Quanterix Corp.(a)	13,352	197,076
Radius Recycling, Inc., Class A	10,360	187,723
Republic Services, Inc.	8,755	1,701,272
Revolution Medicines, Inc.(a)	5,699	260,102
Rogers Corp.(a)	1,592	194,511
S&P Global, Inc.	4,775	2,314,586
Samsonite International SA	42,000	121,117
Sandy Spring Bancorp, Inc.	8,873	271,780
Common Stocks (continued)
Issuer	Shares	Value ($)
Shift4 Payments, Inc., Class A(a)	7,785	535,530
Simulations Plus, Inc.	3,153	128,769
SiTime Corp.(a)	1,909	270,983
Skyline Champion Corp.(a)	3,782	308,271
Stanley Black & Decker, Inc.	2,077	219,373
Structure Therapeutics, Inc., ADR(a)	3,790	141,708
Tandem Diabetes Care, Inc.(a)	4,033	149,140
TE Connectivity Ltd.	11,739	1,811,680
Tesla, Inc.(a)	3,421	793,911
Thermo Fisher Scientific, Inc.	3,291	2,018,502
TJX Companies, Inc. (The)	17,538	1,982,145
Union Pacific Corp.	7,982	1,969,399
UnitedHealth Group, Inc.	4,889	2,816,846
Utz Brands, Inc.	23,263	345,223
Vertex Pharmaceuticals, Inc.(a)	2,337	1,158,498
Victoria’s Secret & Co.(a)	10,731	190,475
Voya Financial, Inc.	4,926	358,268
Walmart, Inc.	36,194	2,484,356
WillScot Holdings Corp.(a)	7,590	311,190
Total		136,785,818
Total Common Stocks (Cost $168,447,274)		216,980,195

Exchange-Traded Equity Funds 1.8%
	Shares	Value ($)
Canada 1.8%
iShares MSCI Canada ETF	156,328	6,084,286
Total Exchange-Traded Equity Funds (Cost $3,826,910)		6,084,286

Exchange-Traded Fixed Income Funds 5.2%

United States 5.2%
iShares iBoxx $ High Yield Corporate Bond ETF	108,415	8,514,914
iShares JPMorgan USD Emerging Markets Bond ETF	95,475	8,635,714
Total		17,150,628
Total Exchange-Traded Fixed Income Funds (Cost $16,813,041)		17,150,628

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund  | 2024

Portfolio of Investments (continued)
July 31, 2024
Fixed Income Funds 2.5%
	Shares	Value ($)
High Yield 2.5%
Columbia High Yield Bond Fund, Institutional 3 Class(g)	765,636	8,353,087
Total Fixed Income Funds (Cost $8,200,964)		8,353,087

Foreign Government Obligations(h),(i) 4.7%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
China 2.1%
China Development Bank
06/18/2030	3.090%	CNY	7,000,000	1,025,571
07/18/2032	2.960%	CNY	2,300,000	336,987
China Government Bond
11/21/2029	3.130%	CNY	20,220,000	2,971,936
05/21/2030	2.680%	CNY	5,000,000	718,189
05/25/2033	2.670%	CNY	10,000,000	1,444,571
04/15/2053	3.190%	CNY	2,750,000	443,116
Total				6,940,370
France 0.2%
French Republic Government Bond OAT(j)
05/25/2045	3.250%	EUR	644,000	684,965
Indonesia 0.2%
Indonesia Treasury Bond
09/15/2030	7.000%	IDR	12,104,000,000	753,709
Japan 0.7%
Japan Government 20-Year Bond
09/20/2041	0.500%	JPY	64,000,000	353,010
Japan Government 30-Year Bond
03/20/2047	0.800%	JPY	273,100,000	1,439,612
06/20/2048	0.700%	JPY	77,650,000	390,669
09/20/2048	0.900%	JPY	58,600,000	308,696
Total				2,491,987
Mexico 0.2%
Mexico Government International Bond
05/29/2031	7.750%	MXN	12,500,000	604,371
Netherlands 0.1%
Netherlands Government Bond(j),(k)
07/15/2031	0.000%	EUR	435,000	397,843
South Korea 0.7%
Korea Treasury Bond
06/10/2033	3.250%	KRW	3,000,000,000	2,218,447
Foreign Government Obligations(h),(i) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Sweden 0.3%
Sweden Government Bond
03/30/2039	3.500%	SEK	8,760,000	959,633
United Kingdom 0.2%
United Kingdom Gilt(j)
01/22/2044	3.250%	GBP	612,297	664,778
Total Foreign Government Obligations (Cost $17,895,125)				15,716,103

Inflation-Indexed Bonds 0.3%

United States 0.3%
U.S. Treasury Inflation-Indexed Bond
07/15/2027	0.375%		938,538	898,504
Total Inflation-Indexed Bonds (Cost $924,277)				898,504

Residential Mortgage-Backed Securities - Agency 3.1%

United States 3.1%
Government National Mortgage Association TBA(l)
08/20/2054	3.500%		1,800,000	1,654,691
08/20/2054	4.000%		1,180,000	1,114,426
Uniform Mortgage-Backed Security TBA(l)
08/15/2039	2.500%		1,000,000	919,237
08/15/2039 - 08/13/2054	3.000%		1,875,000	1,703,809
08/13/2054	3.500%		1,000,000	907,242
08/13/2054	4.000%		875,000	819,950
08/13/2054	4.500%		750,000	722,415
08/13/2054	5.000%		2,400,000	2,363,311
Total				10,205,081
Total Residential Mortgage-Backed Securities - Agency (Cost $10,072,443)				10,205,081

Money Market Funds 17.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.551%(g),(m)	56,626,652	56,615,327
Total Money Market Funds (Cost $56,612,134)		56,615,327
Total Investments in Securities (Cost $282,792,168)		332,003,211
Other Assets & Liabilities, Net		(390,055)
Net Assets		$331,613,156
At July 31, 2024, securities and/or cash totaling $7,426,555 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Global Opportunities Fund  | 2024

Portfolio of Investments (continued)
July 31, 2024
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
3,255,000 AUD	2,193,546 USD	Barclays	08/14/2024	64,225	—
1,598,000 CAD	1,172,211 USD	Barclays	08/14/2024	14,359	—
9,854,000 MXN	544,428 USD	Barclays	08/14/2024	16,570	—
797,224 USD	1,183,000 AUD	Barclays	08/14/2024	—	(23,341)
1,645,350 USD	2,243,000 CAD	Barclays	08/14/2024	—	(20,155)
200,419 USD	790,000 PLN	Barclays	08/14/2024	—	(1,137)
131,237 USD	177,000 SGD	Barclays	08/14/2024	1,264	—
1,899,000 CAD	1,387,783 USD	Barclays	08/20/2024	11,584	—
2,118,000 NOK	198,597 USD	Barclays	08/20/2024	4,381	—
1,574,000 SGD	1,172,717 USD	Barclays	08/20/2024	—	(5,948)
1,336,966 USD	2,004,000 AUD	Barclays	08/20/2024	—	(25,788)
554,990 USD	432,000 GBP	Barclays	08/20/2024	471	—
11,487,000 SEK	1,089,504 USD	Citi	08/14/2024	16,177	—
123,307 USD	849,000 DKK	Citi	08/14/2024	—	(92)
26,490,115 USD	24,454,634 EUR	Citi	08/14/2024	—	(8,339)
151,258 USD	555,000 ILS	Citi	08/14/2024	—	(4,317)
425,577 USD	4,487,000 SEK	Citi	08/14/2024	—	(6,319)
295,743 USD	10,747,000 THB	Citi	08/14/2024	6,068	—
1,041,000 NOK	98,797 USD	Citi	08/20/2024	3,340	—
304,930 USD	1,435,000 MYR	Goldman Sachs International	08/14/2024	7,974	—
817,709 USD	1,337,000 NZD	Goldman Sachs International	08/14/2024	—	(21,972)
372,000 EUR	403,356 USD	Goldman Sachs International	08/20/2024	400	—
1,385,538 USD	1,229,000 CHF	Goldman Sachs International	08/20/2024	17,745	—
843,536 USD	1,376,000 NZD	Goldman Sachs International	08/20/2024	—	(24,577)
9,097,000 CHF	10,170,723 USD	HSBC	08/14/2024	—	(208,635)
12,694,000 CNY	1,779,616 USD	HSBC	08/14/2024	12,946	—
6,395,956,000 IDR	392,739 USD	HSBC	08/14/2024	—	(638)
1,992,801,000 KRW	1,443,431 USD	HSBC	08/14/2024	—	(7,452)
18,405,000 TWD	567,373 USD	HSBC	08/14/2024	5,529	—
335,409 USD	300,000 CHF	HSBC	08/14/2024	6,880	—
7,456,049 USD	53,184,000 CNY	HSBC	08/14/2024	—	(54,241)
2,026,000 ILS	541,263 USD	HSBC	08/20/2024	4,624	—
134,000 SGD	99,252 USD	HSBC	08/20/2024	—	(1,092)
203,561 USD	309,000 AUD	HSBC	08/20/2024	—	(1,389)
149,013 USD	1,570,000 SEK	HSBC	08/20/2024	—	(2,267)
94,000 EUR	102,963 USD	JPMorgan	08/20/2024	1,140	—
128,460 USD	3,000,000 CZK	Morgan Stanley	08/14/2024	—	(685)
198,055 USD	29,673,000 JPY	Morgan Stanley	08/14/2024	400	—
14,484,785 USD	153,715,803 NOK	Morgan Stanley	08/14/2024	—	(391,631)
1,442,491,000 KRW	1,041,886 USD	Morgan Stanley	08/20/2024	—	(9,575)
51,186,000 TWD	1,583,970 USD	Morgan Stanley	08/20/2024	18,775	—
3,113,199 USD	2,905,000 EUR	Morgan Stanley	08/20/2024	33,543	—
151,002 USD	1,617,000 NOK	Morgan Stanley	08/20/2024	—	(2,727)
306,015 USD	3,295,000 SEK	Morgan Stanley	08/20/2024	1,964	—
78,000 GBP	98,525 USD	State Street	08/20/2024	—	(1,767)
202,647,000 JPY	1,285,848 USD	State Street	08/20/2024	—	(70,752)
139,960 USD	1,542,000 NOK	State Street	08/20/2024	1,438	—
16,586,034 USD	2,658,978,365 JPY	UBS	08/14/2024	1,197,341	—
417,000 CAD	305,642 USD	UBS	08/20/2024	3,443	—
376,000 EUR	408,000 USD	UBS	08/20/2024	711	—
360,344 USD	535,000 AUD	UBS	08/20/2024	—	(10,304)
740,904 USD	586,000 GBP	UBS	08/20/2024	12,569	—
196,526 USD	2,064,000 SEK	UBS	08/20/2024	—	(3,607)
5,988,991 GBP	7,669,364 USD	Wells Fargo	08/14/2024	—	(30,741)
354,651 USD	328,000 EUR	Wells Fargo	08/14/2024	538	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund  | 2024

Portfolio of Investments (continued)
July 31, 2024
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,786,405 USD	1,395,000 GBP	Wells Fargo	08/14/2024	7,161	—
357,449 USD	3,835,000 SEK	Wells Fargo	08/14/2024	887	—
31,641,000 JPY	204,854 USD	Wells Fargo	08/20/2024	—	(6,963)
530,000 SEK	50,319 USD	Wells Fargo	08/20/2024	781	—
204,000 SGD	151,474 USD	Wells Fargo	08/20/2024	—	(1,288)
444,333 USD	3,091,000 DKK	Wells Fargo	08/20/2024	4,425	—
Total				1,479,653	(947,739)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
10-Year Mini Japanese Government Bond	6	09/2024	JPY	85,662,000	—	(177)
Australian 10-Year Bond	108	09/2024	AUD	12,450,426	149,630	—
Canadian Government 10-Year Bond	71	09/2024	CAD	8,728,740	192,550	—
Euro STOXX 50 Index	268	09/2024	EUR	13,126,640	—	(131,266)
Euro-Bund	7	09/2024	EUR	936,110	29,198	—
Euro-Buxl 30-Year	3	09/2024	EUR	404,220	16,839	—
Euro-OAT	13	09/2024	EUR	1,636,310	37,088	—
Japanese 10-Year Government Bond	14	09/2024	JPY	1,998,080,000	—	(12,873)
Long Gilt	67	09/2024	GBP	6,647,740	195,161	—
S&P 500 Index E-mini	13	09/2024	USD	3,612,700	35,735	—
TOPIX Index	81	09/2024	JPY	2,265,570,000	62,842	—
U.S. Long Bond	18	09/2024	USD	2,174,063	68,734	—
U.S. Treasury 10-Year Note	123	09/2024	USD	13,752,938	341,048	—
U.S. Treasury 10-Year Note	4	09/2024	USD	447,250	—	(1,649)
U.S. Treasury 5-Year Note	62	09/2024	USD	6,689,219	113,791	—
U.S. Treasury Ultra 10-Year Note	79	09/2024	USD	9,130,672	244,240	—
U.S. Treasury Ultra Bond	62	09/2024	USD	7,934,063	246,726	—
Total					1,733,582	(145,965)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
FTSE 100 Index	(101)	09/2024	GBP	(8,441,075)	—	(215,005)
MSCI Emerging Markets Index	(58)	09/2024	USD	(3,179,850)	—	(68,676)
Russell 2000 Index E-mini	(74)	09/2024	USD	(8,410,100)	—	(900,763)
S&P/TSX 60 Index	(42)	09/2024	CAD	(11,636,520)	—	(537,724)
SPI 200 Index	(135)	09/2024	AUD	(27,205,875)	—	(835,415)
Total					—	(2,557,583)

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Pan American Silver Corp.	Morgan Stanley	USD	(165,456)	(72)	30.00	8/16/2024	(970)	(720)

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Global Opportunities Fund  | 2024

Portfolio of Investments (continued)
July 31, 2024
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 41	Morgan Stanley	06/20/2029	1.000	Quarterly	1.681	USD	2,000,000	5,703	—	—	5,703	—
Markit CDX North America Investment Grade Index, Series 42	Morgan Stanley	06/20/2029	1.000	Quarterly	0.918	USD	13,275,000	29,547	—	—	29,547	—
Markit iTraxx Europe Main Index, Series 41	Morgan Stanley	06/20/2029	1.000	Quarterly	0.952	EUR	9,550,000	14,592	—	—	14,592	—
Total								49,842	—	—	49,842	—
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2024, the total value of these securities amounted to $43,725, which represents 0.01% of total net assets.

(d)
Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At July 31, 2024, the total market value of these securities amounted to $43,725, which represents 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Ascent Resources, Class B	02/20/2014-03/01/2016	1,952	8,144	43,725
Detsky Mir PJSC	02/08/2017-09/21/2020	290,936	422,857	—
Lukoil PJSC	01/25/2022-01/26/2022	2,750	225,708	—
			656,709	43,725

(e)	Valuation based on significant unobservable inputs.
(f)
As a result of sanctions and restricted cross-border payments, certain income and/or principal has not been recognized by the Fund. The Fund will continue to monitor the net realizable value and record the income when it is considered collectible.

(g)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia High Yield Bond Fund, Institutional 3 Class
	—	8,200,964	—	152,123	8,353,087	—	—	200,965	765,636
Columbia Short-Term Cash Fund, 5.551%
	76,294,419	229,863,443	(249,550,799)	8,264	56,615,327	—	7,183	3,820,491	56,626,652
Total	76,294,419			160,387	64,968,414	—	7,183	4,021,456

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund  | 2024

Portfolio of Investments (continued)
July 31, 2024
Notes to Portfolio of Investments (continued)
(h)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(i)	Principal and interest may not be guaranteed by a governmental entity.
(j)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2024, the total value of these securities amounted to $1,747,586, which represents 0.53% of total net assets.

(k)	Zero coupon bond.
(l)	Represents a security purchased on a when-issued basis.
(m)	The rate shown is the seven-day current annualized yield at July 31, 2024.
Abbreviation Legend
ADR	American Depositary Receipt
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
CNY	China Yuan Renminbi
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	New Taiwan Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Global Opportunities Fund  | 2024

Portfolio of Investments (continued)
July 31, 2024
Fair value measurements   (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	2,035,726	—	2,035,726
Austria	—	242,657	—	242,657
Belgium	693,775	—	—	693,775
Brazil	3,077,888	—	—	3,077,888
Canada	2,779,934	—	—	2,779,934
China	1,445,140	5,102,581	—	6,547,721
Denmark	—	1,150,171	—	1,150,171
Finland	—	879,459	—	879,459
France	—	5,193,456	—	5,193,456
Germany	—	1,630,603	—	1,630,603
Greece	—	2,072,111	—	2,072,111
Hong Kong	—	524,996	—	524,996
India	1,196,718	5,752,059	—	6,948,777
Indonesia	—	1,747,119	—	1,747,119
Ireland	—	1,381,383	—	1,381,383
Israel	1,066,028	430,003	—	1,496,031
Italy	—	389,218	—	389,218
Japan	—	12,254,058	—	12,254,058
Jersey	151,053	—	—	151,053
Kazakhstan	182,702	—	—	182,702
Mexico	740,444	—	—	740,444
Netherlands	—	5,937,242	—	5,937,242
Norway	—	406,944	—	406,944
Philippines	—	325,722	—	325,722
Poland	—	248,479	—	248,479
Russian Federation	—	—	0 *	0 *
Singapore	—	1,466,199	—	1,466,199
South Africa	—	288,862	—	288,862
South Korea	264,936	4,797,351	—	5,062,287
Sweden	—	435,008	—	435,008
Switzerland	—	1,833,232	—	1,833,232
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund  | 2024

Portfolio of Investments (continued)
July 31, 2024
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Taiwan	—	6,995,998	—	6,995,998
United Kingdom	1,683,837	3,391,285	—	5,075,122
United States	136,370,968	371,125	43,725	136,785,818
Total Common Stocks	149,653,423	67,283,047	43,725	216,980,195
Exchange-Traded Equity Funds	6,084,286	—	—	6,084,286
Exchange-Traded Fixed Income Funds	17,150,628	—	—	17,150,628
Fixed Income Funds	8,353,087	—	—	8,353,087
Foreign Government Obligations	—	15,716,103	—	15,716,103
Inflation-Indexed Bonds	—	898,504	—	898,504
Residential Mortgage-Backed Securities - Agency	—	10,205,081	—	10,205,081
Money Market Funds	56,615,327	—	—	56,615,327
Total Investments in Securities	237,856,751	94,102,735	43,725	332,003,211
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	1,479,653	—	1,479,653
Futures Contracts	1,733,582	—	—	1,733,582
Swap Contracts	—	49,842	—	49,842
Liability
Forward Foreign Currency Exchange Contracts	—	(947,739)	—	(947,739)
Futures Contracts	(2,703,548)	—	—	(2,703,548)
Call Option Contracts Written	(720)	—	—	(720)
Total	236,886,065	94,684,491	43,725	331,614,281

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Global Opportunities Fund  | 2024

Statement of Assets and Liabilities
July 31, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $217,979,070)	$267,034,797
Affiliated issuers (cost $64,813,098)	64,968,414
Cash	7
Foreign currency (cost $1,167,793)	1,161,727
Margin deposits on:
Futures contracts	6,388,512
Swap contracts	695,211
Unrealized appreciation on forward foreign currency exchange contracts	1,479,653
Receivable for:
Investments sold	909,390
Capital shares sold	28,602
Dividends	462,921
Interest	97,667
Foreign tax reclaims	190,938
Variation margin for futures contracts	663,630
Variation margin for swap contracts	12,204
Expense reimbursement due from Investment Manager	129
Prepaid expenses	7,880
Total assets	344,101,682
Liabilities
Option contracts written, at value (premiums received $970)	720
Unrealized depreciation on forward foreign currency exchange contracts	947,739
Payable for:
Investments purchased	93,610
Investments purchased on a delayed delivery basis	10,088,732
Capital shares redeemed	229,231
Variation margin for futures contracts	699,167
Foreign capital gains taxes deferred	171,664
Management services fees	6,283
Distribution and/or service fees	2,157
Transfer agent fees	27,837
Compensation of board members	562
Other expenses	82,719
Deferred compensation of board members	138,105
Total liabilities	12,488,526
Net assets applicable to outstanding capital stock	$331,613,156
Represented by
Paid in capital	287,464,343
Total distributable earnings (loss)	44,148,813
Total - representing net assets applicable to outstanding capital stock	$331,613,156
Class A
Net assets	$319,548,495
Shares outstanding	23,797,671
Net asset value per share	$13.43
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$14.25
Advisor Class
Net assets	$1,100,247
Shares outstanding	80,535
Net asset value per share	$13.66
Institutional Class
Net assets	$10,964,414
Shares outstanding	804,991
Net asset value per share	$13.62
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund  | 2024

Statement of Operations
Year Ended July 31, 2024

Net investment income
Income:
Dividends — unaffiliated issuers	$4,796,107
Dividends — affiliated issuers	4,021,456
Interest	874,476
Interfund lending	2,506
European Union tax reclaim	142,735
Foreign taxes withheld	(277,076)
Total income	9,560,204
Expenses:
Management services fees	2,398,526
Distribution and/or service fees
Class A	801,968
Class C	18,835
Class R	3,088
Transfer agent fees
Class A	334,372
Advisor Class	1,259
Class C	2,009
Institutional Class	11,585
Institutional 2 Class	577
Institutional 3 Class	10
Class R	657
Custodian fees	143,459
Printing and postage fees	40,463
Registration fees	92,959
Accounting services fees	84,749
Legal fees	14,776
Interest on collateral	2,629
Compensation of chief compliance officer	63
Compensation of board members	14,499
Deferred compensation of board members	25,582
Other	23,684
Total expenses	4,015,749
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(42,995)
Total net expenses	3,972,754
Net investment income	5,587,450
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Global Opportunities Fund  | 2024

Statement of Operations (continued)
Year Ended July 31, 2024
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$8,518,180
Investments — affiliated issuers	7,183
Foreign currency translations	(267,945)
Forward foreign currency exchange contracts	(3,563,569)
Futures contracts	(4,564,531)
Option contracts purchased	(61,418)
Option contracts written	7,111
Swap contracts	928,960
Net realized gain	1,003,971
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	17,872,557
Investments — affiliated issuers	160,387
Foreign currency translations	(9,114)
Forward foreign currency exchange contracts	648,995
Futures contracts	3,518,775
Option contracts purchased	14,936
Option contracts written	250
Swap contracts	(400,934)
Foreign capital gains tax	(19,735)
Net change in unrealized appreciation (depreciation)	21,786,117
Net realized and unrealized gain	22,790,088
Net increase in net assets resulting from operations	$28,377,538
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund  | 2024

Statement of Changes in Net Assets

	Year Ended July 31, 2024	Year Ended July 31, 2023
Operations
Net investment income	$5,587,450	$4,672,906
Net realized gain (loss)	1,003,971	(11,682,162)
Net change in unrealized appreciation (depreciation)	21,786,117	16,170,786
Net increase in net assets resulting from operations	28,377,538	9,161,530
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(21,176,508)
Advisor Class	—	(311,508)
Class C	—	(247,120)
Institutional Class	—	(878,321)
Institutional 2 Class	—	(217,506)
Institutional 3 Class	—	(8,609)
Class R	—	(64,369)
Total distributions to shareholders	—	(22,903,941)
Decrease in net assets from capital stock activity	(57,293,606)	(41,209,296)
Total decrease in net assets	(28,916,068)	(54,951,707)
Net assets at beginning of year	360,529,224	415,480,931
Net assets at end of year	$331,613,156	$360,529,224
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Global Opportunities Fund  | 2024

Statement of Changes in Net Assets  (continued)

	Year Ended		Year Ended
	July 31, 2024		July 31, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	350,343	4,391,984	209,358	2,485,328
Distributions reinvested	—	—	1,852,833	21,048,187
Shares redeemed	(4,204,822)	(52,458,379)	(4,338,981)	(51,654,171)
Net decrease	(3,854,479)	(48,066,395)	(2,276,790)	(28,120,656)
Advisor Class
Shares sold	7,941	103,039	32,205	387,454
Distributions reinvested	—	—	25,762	296,526
Shares redeemed	(159,177)	(1,947,587)	(293,617)	(3,550,087)
Net decrease	(151,236)	(1,844,548)	(235,650)	(2,866,107)
Class C
Shares sold	12,684	143,141	15,712	176,814
Distributions reinvested	—	—	23,095	247,120
Shares redeemed	(281,308)	(3,277,881)	(143,274)	(1,591,396)
Net decrease	(268,624)	(3,134,740)	(104,467)	(1,167,462)
Institutional Class
Shares sold	413,818	5,213,103	377,616	4,583,777
Distributions reinvested	—	—	75,210	863,405
Shares redeemed	(548,770)	(6,924,895)	(927,403)	(11,185,055)
Net decrease	(134,952)	(1,711,792)	(474,577)	(5,737,873)
Institutional 2 Class
Shares sold	7,375	89,097	76,205	909,791
Distributions reinvested	—	—	18,815	217,506
Shares redeemed	(119,097)	(1,495,918)	(331,327)	(4,041,649)
Net decrease	(111,722)	(1,406,821)	(236,307)	(2,914,352)
Institutional 3 Class
Shares sold	207	2,500	544	6,580
Distributions reinvested	—	—	735	8,453
Shares redeemed	(10,304)	(130,684)	(2,462)	(28,334)
Net decrease	(10,097)	(128,184)	(1,183)	(13,301)
Class R
Shares sold	5,626	67,262	13,127	153,867
Distributions reinvested	—	—	5,643	63,086
Shares redeemed	(86,148)	(1,068,388)	(50,484)	(606,498)
Net decrease	(80,522)	(1,001,126)	(31,714)	(389,545)
Total net decrease	(4,611,632)	(57,293,606)	(3,360,688)	(41,209,296)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund  | 2024

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2024	$12.31	0.21 (c)	0.91	1.12	—	—	—
Year Ended 7/31/2023	$12.72	0.15	0.19	0.34	—	(0.75)	(0.75)
Year Ended 7/31/2022	$16.49	0.14	(2.70)	(2.56)	(0.12)	(1.09)	(1.21)
Year Ended 7/31/2021	$14.66	0.06	2.46	2.52	(0.34)	(0.35)	(0.69)
Year Ended 7/31/2020	$14.01	0.13	0.77	0.90	(0.25)	—	(0.25)
Advisor Class
Year Ended 7/31/2024	$12.49	0.24 (c)	0.93	1.17	—	—	—
Year Ended 7/31/2023	$12.87	0.17	0.20	0.37	—	(0.75)	(0.75)
Year Ended 7/31/2022	$16.64	0.17	(2.71)	(2.54)	(0.14)	(1.09)	(1.23)
Year Ended 7/31/2021	$14.79	0.10	2.47	2.57	(0.37)	(0.35)	(0.72)
Year Ended 7/31/2020	$14.13	0.18	0.78	0.96	(0.30)	—	(0.30)
Institutional Class
Year Ended 7/31/2024	$12.45	0.24 (c)	0.93	1.17	—	—	—
Year Ended 7/31/2023	$12.83	0.18	0.19	0.37	—	(0.75)	(0.75)
Year Ended 7/31/2022	$16.60	0.17	(2.71)	(2.54)	(0.14)	(1.09)	(1.23)
Year Ended 7/31/2021	$14.75	0.10	2.47	2.57	(0.37)	(0.35)	(0.72)
Year Ended 7/31/2020	$14.10	0.17	0.78	0.95	(0.30)	—	(0.30)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Includes income resulting from European Union tax reclaims. The effect of these amounted to:

Class	Net Investment income per share	Net Investment income ratio
Year Ended 7/31/2024
Class A	$0.01	0.04%
Advisor Class	$0.01	0.04%
Institutional Class	$0.01	0.04%

(d)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	7/31/2024	7/31/2023	7/31/2022	7/31/2021	7/31/2020
Class A	less than 0.01%	less than 0.01%	0.01%	0.01%	less than 0.01%
Advisor Class	less than 0.01%	less than 0.01%	0.01%	0.01%	less than 0.01%
Institutional Class	less than 0.01%	less than 0.01%	0.01%	0.01%	less than 0.01%

(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Global Opportunities Fund  | 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2024	$13.43	9.10%	1.20% (d)	1.19% (d)	1.66% (c)	122%	$319,548
Year Ended 7/31/2023	$12.31	3.17%	1.20% (d),(e)	1.20% (d),(e),(f)	1.24%	115%	$340,330
Year Ended 7/31/2022	$12.72	(16.59% )	1.15% (d),(e)	1.15% (d),(e)	0.92%	98%	$380,766
Year Ended 7/31/2021	$16.49	17.46%	1.16% (d)	1.16% (d)	0.40%	107%	$511,405
Year Ended 7/31/2020	$14.66	6.49%	1.15% (d)	1.15% (d)	0.92%	125%	$476,670
Advisor Class
Year Ended 7/31/2024	$13.66	9.37%	0.95% (d)	0.94% (d)	1.90% (c)	122%	$1,100
Year Ended 7/31/2023	$12.49	3.38%	0.94% (d),(e)	0.94% (d),(e),(f)	1.41%	115%	$2,894
Year Ended 7/31/2022	$12.87	(16.34% )	0.90% (d),(e)	0.90% (d),(e)	1.17%	98%	$6,015
Year Ended 7/31/2021	$16.64	17.70%	0.91% (d)	0.91% (d)	0.65%	107%	$7,407
Year Ended 7/31/2020	$14.79	6.83%	0.90% (d)	0.90% (d)	1.27%	125%	$6,365
Institutional Class
Year Ended 7/31/2024	$13.62	9.40%	0.95% (d)	0.94% (d)	1.91% (c)	122%	$10,964
Year Ended 7/31/2023	$12.45	3.39%	0.95% (d),(e)	0.95% (d),(e),(f)	1.46%	115%	$11,705
Year Ended 7/31/2022	$12.83	(16.38% )	0.89% (d),(e)	0.89% (d),(e)	1.16%	98%	$18,151
Year Ended 7/31/2021	$16.60	17.75%	0.91% (d)	0.91% (d)	0.65%	107%	$24,909
Year Ended 7/31/2020	$14.75	6.78%	0.90% (d)	0.90% (d)	1.18%	125%	$20,763
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund  | 2024

Notes to Financial Statements
July 31, 2024
Note 1. Organization
Columbia Global Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Advisor Class and Institutional Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
The Fund’s Board of Trustees approved a proposal to accelerate the conversion of Class C shares into Class A shares of the Fund and a proposal to liquidate Institutional 2 Class, Institutional 3 Class and Class R shares of the Fund. Effective on February 12, 2024, Class C shares of the Fund were closed to new and existing investors and effective on April 15, 2024, shares held by Class C shareholders were converted into Class A shares in a tax-free transaction. Effective on March 11, 2024, Institutional 2 Class, Institutional 3 Class and Class R shares of the Fund were closed to new and existing investors and effective on April 19, 2024, Institutional 2 Class, Institutional 3 Class and Class R shares of the Fund were liquidated. For federal tax purposes, these liquidations were treated as redemptions of fund shares.
The Board of Trustees of the Fund also approved the conversion of all Advisor Class shares of the Fund to Institutional Class shares of the Fund and the subsequent elimination of Advisor Class shares. Effective on November 22, 2024, Advisor Class shares of the Fund will be converted to Institutional Class shares of the Fund. This will be a tax-free transaction for existing Advisor Class shareholders.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not

Columbia Global Opportunities Fund  | 2024

Notes to Financial Statements (continued)
July 31, 2024
readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Global Opportunities Fund  | 2024

Notes to Financial Statements (continued)
July 31, 2024
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Columbia Global Opportunities Fund  | 2024

Notes to Financial Statements (continued)
July 31, 2024
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Columbia Global Opportunities Fund  | 2024

Notes to Financial Statements (continued)
July 31, 2024
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to decrease the Fund’s exposure to equity risk, to protect gains, to produce incremental earnings and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the central counterparty stands between the Fund and the relevant

Columbia Global Opportunities Fund  | 2024

Notes to Financial Statements (continued)
July 31, 2024
buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Columbia Global Opportunities Fund  | 2024

Notes to Financial Statements (continued)
July 31, 2024
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2024:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	49,842 *
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	98,577 *
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,479,653
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,635,005 *
Total		3,263,077

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	2,688,849 *
Equity risk	Option contracts written, at value	720
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	947,739
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	14,699 *
Total		3,652,007

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

Columbia Global Opportunities Fund  | 2024

Notes to Financial Statements (continued)
July 31, 2024
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2024:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	928,960	928,960
Equity risk	—	1,049,705	(61,418)	7,111	—	995,398
Foreign exchange risk	(3,563,569)	—	—	—	—	(3,563,569)
Interest rate risk	—	(5,614,236)	—	—	—	(5,614,236)
Total	(3,563,569)	(4,564,531)	(61,418)	7,111	928,960	(7,253,447)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(400,934)	(400,934)
Equity risk	—	(97,742)	14,936	250	—	(82,556)
Foreign exchange risk	648,995	—	—	—	—	648,995
Interest rate risk	—	3,616,517	—	—	—	3,616,517
Total	648,995	3,518,775	14,936	250	(400,934)	3,782,022
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended July 31, 2024:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	112,896,893
Futures contracts — short	57,576,202
Credit default swap contracts — sell protection	26,790,562

Derivative instrument	Average value ($)
Option contracts purchased	3,494
Option contracts written	(256)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	970,518	(1,160,680)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Columbia Global Opportunities Fund  | 2024

Notes to Financial Statements (continued)
July 31, 2024
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Columbia Global Opportunities Fund  | 2024

Notes to Financial Statements (continued)
July 31, 2024
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2024:
	Barclays ($)	Citi ($)	Goldman Sachs International ($)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	State Street ($)	UBS ($)	Wells Fargo ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	-	12,204	-	-	-	12,204
Forward foreign currency exchange contracts	112,854	25,585	26,119	29,979	1,140	54,682	-	-	1,438	1,214,064	13,792	1,479,653
Total assets	112,854	25,585	26,119	29,979	1,140	54,682	-	12,204	1,438	1,214,064	13,792	1,491,857
Liabilities
Forward foreign currency exchange contracts	76,369	19,067	46,549	275,714	-	404,618	-	-	72,519	13,911	38,992	947,739
Call option contracts written	-	-	-	-	-	-	720	-	-	-	-	720
Total liabilities	76,369	19,067	46,549	275,714	-	404,618	720	-	72,519	13,911	38,992	948,459
Total financial and derivative net assets	36,485	6,518	(20,430)	(245,735)	1,140	(349,936)	(720)	12,204	(71,081)	1,200,153	(25,200)	543,398
Total collateral received (pledged) (c)	-	-	-	-	-	-	(720)	-	-	-	-	(720)
Net amount (d)	36,485	6,518	(20,430)	(245,735)	1,140	(349,936)	-	12,204	(71,081)	1,200,153	(25,200)	544,118

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported,
Columbia Global Opportunities Fund  | 2024

Notes to Financial Statements (continued)
July 31, 2024
estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
The Fund may file withholding tax reclaims in certain European Union countries to recover a portion of foreign taxes previously withheld on dividends earned, which may be reclaimable based upon certain provisions in the Treaty on the Functioning of the European Union (EU) and subsequent rulings by the European Court of Justice. The Fund may record a reclaim receivable when the amount is known, the Fund has received notice of a pending refund, and there are no significant uncertainties on collectability. Income received from EU reclaims is included in the Statement of Operations.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Columbia Global Opportunities Fund  | 2024

Notes to Financial Statements (continued)
July 31, 2024
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.00% on assets invested in Columbia proprietary funds, including exchange-traded funds, that pay an investment management fee to the Investment Manager, and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities, instruments and other assets not described above, including other funds advised by the Investment Manager that do not pay a management services fee, derivatives and individual securities. The effective management services fee rate for the year ended July 31, 2024 was 0.71% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Global Opportunities Fund  | 2024

Notes to Financial Statements (continued)
July 31, 2024
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.  As a result of Institutional 2 Class and Institutional 3 Class shares of the Fund being liquidated, April 19, 2024 was the last day the Fund paid a transfer agency fee for each share class.
For the year ended July 31, 2024, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.08 (a)
Institutional Class	0.10
Institutional 2 Class	0.05 (a)
Institutional 3 Class	0.01 (a)
Class R	0.08 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2024, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. As a result of Class C shares of the Fund being converted into Class A shares, April 15, 2024 was the last day the Fund paid a distribution and service fee for Class C shares. As a result of Class R shares of the Fund being liquidated, April 19, 2024 was the last day the Fund paid a distribution and service fee for Class R shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended July 31, 2024, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00 (a)	45,917
Class C	—	1.00 (b)	197

(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.

Columbia Global Opportunities Fund  | 2024

Notes to Financial Statements (continued)
July 31, 2024
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	December 1, 2023 through November 30, 2024 (%)	Prior to December 1, 2023 (%)
Class A	1.19	1.30
Advisor Class	0.94	1.05
Institutional Class	0.94	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, swap investments, passive foreign investment company (pfic) holdings, former pfic holdings, tax straddles, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation, foreign capital gains tax and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(5,203,574)	5,207,462	(3,888)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Global Opportunities Fund  | 2024

Notes to Financial Statements (continued)
July 31, 2024
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2024			Year Ended July 31, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	—	—	—	22,903,941	22,903,941
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,112,041	—	(2,012,187)	45,367,942
At July 31, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
286,246,340	55,304,572	(9,936,630)	45,367,942
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2024, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2024, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(2,012,187)	—	(2,012,187)	10,302,346
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $333,531,917 and $379,850,723, respectively, for the year ended July 31, 2024, of which $199,106,700 and $211,274,829, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.

Columbia Global Opportunities Fund  | 2024

Notes to Financial Statements (continued)
July 31, 2024
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended July 31, 2024 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	3,080,000	5.86	5
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2024.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended July 31, 2024.
Note 9. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events
Columbia Global Opportunities Fund  | 2024

Notes to Financial Statements (continued)
July 31, 2024
occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s net asset value and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At July 31, 2024, affiliated shareholders of record owned 87.8% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid

Columbia Global Opportunities Fund  | 2024

Notes to Financial Statements (continued)
July 31, 2024
positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Global Opportunities Fund  | 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Global Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Opportunities Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2024, the related statement of operations for the year ended July 31, 2024, the statement of changes in net assets for each of the two years in the period ended July 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2024 and the financial highlights for each of the five years in the period ended July 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.

Columbia Global Opportunities Fund  | 2024

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Global Opportunities Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in March, April, May and June 2024, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 27, 2024 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered such information as they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
•
Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;
•
Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•
The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•
Terms of the Management Agreement;
•
Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•
Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•
Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•
Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•
Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•
The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•
Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Global Opportunities Fund  | 2024

Approval of Management Agreement (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2023 in the performance of administrative services, and noted the various enhancements anticipated for 2024.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.

Columbia Global Opportunities Fund  | 2024

Approval of Management Agreement (continued)
(Unaudited)
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that the profitability generated by the Investment Manager in 2023 had declined from 2022 levels, due to a variety of factors, including the decreased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement thus provides for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
On June 27, 2024, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Global Opportunities Fund  | 2024

Columbia Global Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN156_07_P01_(09/24)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies is included in Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement regarding basis for approval of Investment Advisory Contract is included in Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or Item 15 of Form N-CSR.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	September 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	September 20, 2024

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	September 20, 2024

By (Signature and Title)	/s/ Charles H. Chiesa
Charles H. Chiesa, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	September 20, 2024